PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
                  PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
                  PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.

This Prospectus describes mutual funds organized by Principal Life Insurance Company ("Principal Life") which are included in the Principal Mutual Funds. The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. The Principal Partners LargeCap Blend Fund, the Principal Partners LargeCap Value Fund and the Principal Partners SmallCap Growth Fund ("Funds") are growth-oriented funds. Only the Principal Partners LargeCap Blend Fund, Principal Partners LargeCap Value Fund and Principal Partners SmallCap Growth Fund are offered through this prospectus. You may obtain a prospectus for our other funds at no cost by calling us at 1-800-247-4123. The prospectus is also available on our website at: www.principal.com/funds.

Three classes of Fund shares are available through this Prospectus:
o Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase;
o Class B shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase; and
o Class C shares are sold without a sales charge at the time of purchase but are subject to a CDSC on shares redeemed within one year of purchase.

NOTE: Investments in the Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         No salesperson, dealer or any other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by the Fund, the Manager or any Sub-Advisor.


                 The date of this Prospectus is December 22, 2000.


Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.





                                TABLE OF CONTENTS

Partners LargeCap Blend Fund...............................................    4

Partners LargeCap Value Fund...............................................    8

Partners SmallCap Growth Fund..............................................   12

The Costs of Investing.....................................................   16

Certain Investment Strategies and Related Risks............................   25

Management, Organization and Capital Structure.............................   31

Pricing of Fund Shares.....................................................   33

Dividends and Distributions................................................   34
How To Buy Shares..........................................................   35

How To Redeem (Sell) Shares................................................   38
How To Exchange Shares Among Principal Mutual Funds........................   41

General Information about a Fund Account...................................   43

PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
The Fund seeks long-term growth of capital.

Main Strategies
The Fund pursues its investment objective by investing primarily in equity securities of companies that offer superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Fund invests at least 65% of its assets in companies with large market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting  securities for investment,  the Sub-Advisor,  Federated Management
Corporation ("Federated"), looks at stocks with value and/or growth characteristics and will construct an investment portfolio that will have a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above-average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.

Using its own quantitative process, Federated rates the future performance potential of companies. Federated evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Fund's portfolio.

Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to sector risk which is the possibility that a certain sector may underperform other sectors or the market as a whole. As Federated allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell Fund shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

As the inception date of the Fund is December 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

Fund Operating Expenses
Annual operating expenses for the Fund are deducted from Fund assets (stated as a percentage of Fund assets). Estimates of the Fund's operating expenses are shown which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds.

                                  Class A   Class B  Class C
  Management Fees**                0.75%    0.75%      0.75%
  12b-1 Fees                       0.25     1.00       1.00
  Other Expenses                   0.98     1.12       1.12
    Total Fund Operating Expenses  1.98%    2.87%     2.87%

* Total Fund Operating Expenses are estimated because the Fund has not completed a fiscal year of operation.

**The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2001. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
             1.95% for Class A Shares
             2.70% for Class B Shares
             2.70% for Class C Shares

Examples
The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:
             1 Year         3 Years
Class A      $666            $1,067
Class B       699             1,208
Class C       392               889
You would pay the following expenses if you did not redeem your shares:

Class A       666             1,067
Class B       290               889
Class C       290               889

Day-to-day Fund Management

The investment professionals who manage the assets of the Fund are listed below. Backed by a staff of experienced securities analysts, they provide the Fund with professional investment management.

Since December 2000
(Fund's inception)
                    Co-Manager: James E. Grefenstette, CFA. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager and a Vice President of Federated since 1996. From 1994 until 1996, Mr. Grefenstette was a Portfolio Manager and an Assistant Vice President of Federated. Mr. Grefenstette received his MS in Industrial Administration from Carnegie Mellon University. He has earned the right to use the Chartered Financial Analyst designation.

Since December 2000
(Fund's inception)
                    Co-Manager: J. Thomas Madden, CFA. Mr. Madden joined Federated as a Senior Portfolio Manager in 1977 and has been an Executive Vice President of Federated since 1994. Mr. Madden served as a Senior Vice President of Federated from 1989 to 1993. Mr. Madden received his MBA with a concentration in Finance from the University of Virginia. He has earned the right to use the Chartered Financial Analyst designation.

Since December 2000
(Fund's inception)
                    Co-Manager: Bernard J. Picchi, CFA. Mr. Picchi joined Federated in 1999 as a Senior Vice President/Director of U.S. Equity Research for Federated. From 1994 to 1999, Mr. Picchi was a Managing Director of Lehman Brothers where he initially served as head of the energy sector group. During 1995 and most of 1996, he served as U.S. Director of Stock Research and in September 1996, he was named Growth Stock Strategist. Mr. Picchi holds a BS in foreign service from Georgetown University. He has earned the right to use the Chartered Financial Analyst designation.


PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Alliance Capital Management L.P. through its Bernstein Investment Research and Management unit ("Bernstein"), believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
o exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);
o can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
o appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell Fund shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

Fund Operating Expenses
Annual operating expenses for the Fund are deducted from Fund assets (stated as a percentage of Fund assets). Estimates of the Fund's operating expenses are shown which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds.

                                  Class A   Class B  Class C
  Management Fees**                0.75%    0.75%      0.75%
  12b-1 Fees                       0.25     1.00       1.00
  Other Expenses                   0.98     1.12       1.12
    Total Fund Operating Expenses  1.98%    2.87%     2.87%

* Total Fund Operating Expenses are estimated because the Fund has not completed a fiscal year of operation.

**The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2001. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
             1.95% for Class A Shares
             2.70% for Class B Shares
             2.70% for Class C Shares

Examples
The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:
             1 Year         3 Years
Class A      $666            $1,067
Class B       699             1,208
Class C       392               889
You would pay the following expenses if you did not redeem your shares:

Class A       666             1,067
Class B       290               889
Class C       290               889

Day-to-day Fund Management
The investment professionals who manage the assets of the Fund are listed below. Backed by a staff of experienced securities analysts, they provide the Fund with professional investment management.

Since December 2000
(Fund's inception)
                    Co-Manager: Marilyn G. Fedak. Ms. Fedak, Chief Investment Officer of U.S. Value Equities and Chairman of the U.S. Equity Investment Policy Group of the Bernstein Investment Research and Management unit of Alliance Capital Management L.P. ("Alliance") since October 2, 2000 and prior to that at Sanford C. Bernstein & Co., Inc. ("SCB Inc.") since 1993. She joined SCB Inc. in 1984 and has managed portfolio investments since 1976. She has a BA from Smith College and an MBA from Harvard Business School.

Since December 2000
(Fund's inception)
                    Co-Manager: Steven Pisarkiewicz. Mr. Pisarkiewicz has been with Alliance since October 2, 2000 and prior to that with SCB Inc. since 1989 and has been Senior Portfolio Manager since 1997. He holds a BS from the University of Missouri and an MBA from the University of California at Berkeley.

PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Fund's initial purchase of a security, the market capitalization of the issuer is less than $1.5 billion.

Under normal market conditions, the Fund invests at least 65% of its assets in equity securities of small companies with the potential for rapid earnings growth. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies which it believes demonstrate the following traits:
o    Long-term appreciation potential: open-ended business opportunity;
o    Strong revenue-driven earnings growth;
o    Seasoned management team: integrity, ability, commitment, execution;
o    Innovative products or services;
o    Defensible barriers to entry:  e.g. proprietary technology;
o Solid financial statements: profitability, conservative balance sheet and accounting;
o    Long-term market share leaders in emerging and growing industries; and
o    Appropriate valuations.

Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. Portfolio securities may be actively traded in pursuit of the Fund's goal. Active trading may result in higher brokerage costs to the Fund.

Main Risks
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Fund is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment.

Because the inception date of the Fund is December 2000, historical performance data is not available. Annual Fund operating expenses are as follows:

Fund Operating Expenses
Annual operating expenses for the Fund are deducted from Fund assets (stated as a percentage of Fund assets). Estimates of the Fund's operating expenses are shown which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds.

                                  Class A   Class B  Class C
  Management Fees**                0.90%    0.90%      0.90%
  12b-1 Fees                       0.25     1.00       1.00
  Other Expenses                   0.98     1.12       1.12
    Total Fund Operating Expenses  2.13%    3.02%     3.02%

* Total Fund Operating Expenses are estimated because the Fund has not completed a fiscal year of operation.

**The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending October 31, 2001. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
             1.95% for Class A Shares
             2.70% for Class B Shares
             2.70% for Class C Shares

Examples
The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:
             1 Year         3 Years
Class A      $681            $1,110
Class B       713             1,251
Class C       407               933
You would pay the following expenses if you did not redeem your shares:

Class A       681             1,110
Class B       305               933
Class C       305               933

Day-to-day Fund Management
The investment professional who manages the assets of the Fund is listed below. Backed by a staff of experienced securities analysts, he provides the Fund with professional investment management.


Since December 2000
(Fund's inception)
                    Paul A. LaRocco, CFA. Mr. LaRocca joined Berger as Vice President in January 2001. In 2000, he was with Montgomery Asset Management. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several small and mid cap growth funds. Prior to that he was a portfolio manager for a number of small and mid cap funds at Oppenheimer Funds from 1993 to 1998. Mr. LaRocco holds a Master of Business Administration degree in Finance from the University of Chicago Graduate School of Business and has a Bachelor of Science degree in Physiological Psychology and a Bachelor of Arts degree in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.

THE COSTS OF INVESTING

Fees and Expenses of the Funds
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                Shareholder Fees
                    (fees paid directly from your investment)

Class A Shares                Class B Shares                    Class C Shares

                         Maximum Deferred Sales Charge         Maximum Deferred
Maximum Sales Charge   (as a percentage of the lower of        Sales Charge on
    on Purchases       the original purchase price             Purchases (as a
 (as a percentage of     or market value at the                  percentage of
   offering price)         time of redemption)                 offering price)

                        Redemptions During Year        Redemptions During Year 1

                      1   2    3   4   5    6   7
       4.75%          4%  4%   3%  3%  2%   1%  0%             1.00%

   Notes:
   o Shares do not have an exchange or redemption  fee.
   o A wire charge of $6.00 will be deducted  for all wire  transfers.
   o Class A shares have no deferred sales charge on sales of less than $1 million.
   o Class B and Class C shares have no front-end sales charge.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.

One-time fees. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).
o Class A shares may be purchased at a price equal to the share price plus an initial sales charge.
o Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
o Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

Choosing a Share Class
You may purchase Class A, Class B or Class C shares of the Funds. Your decision to purchase a particular class depends on a number of factors including: o the dollar amount you are investing; o the amount of time you plan to hold the investment; and o any plans to make additional investments in the Principal Mutual Funds.

In addition, you might consider:
o Class A shares if you are making an investment that qualifies for a reduced sales charge;
o Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years; or
o Class C shares if you prefer not to pay an initial sales charge and you plan to hold your investment for only a few years.

The difference between the share Classes is their expenses. Because of their expenses, Class A shares tend to outperform Class C shares when the amount invested is higher and/or the money is invested for a longer period of time. If you plan on purchasing shares, but are unsure which Class to select, this table may assist you. Class A shares may be advantageous over Class C shares when:

     The amount invested is              The holding period of the investment is

   Less than $50,000                            Greater than 5 years
   $50,000 but less than $100,000               Greater than 5 years
   $100,000 but less than $250,000              Greater than 4 years
   $250,000 but less than $500,000              Greater than 4 years
   $500,000 but less than $1,000,000            Greater than 1 year

Class A Shares
o    You generally pay a sales charge on an investment in Class A shares.
o Class A shares generally have lower annual operating expenses than Class B or Class C shares.
o    If you invest $50,000 or more, the sales charge is reduced.
o You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within eighteen months of purchase.

Class B Shares
o    You do not pay a sales charge on an investment in Class B shares.
o If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge. o If you keep your Class B shares for seven years, your Class B shares automatically convert to Class A shares without a charge.
o Class B shares generally have higher annual operating expenses than Class A shares.

Class C Shares
o    You do not pay a sales charge on an investment in Class C shares.
o If you sell your Class C shares within one year from the date of purchase, you may pay a deferred sales charge.
o Class C shares generally have higher annual operating expenses than Class A or Class B shares.

Front-end sales charge: Class A shares
Class A shares of the Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.
                                   Sales Charge as % of:
                                                                    Dealers
                                     Offering    Net Amount    Allowance as %
Amount invested                      Price        Invested     of Offering Price

Less than $50,000                    4.75%          4.99%          4.00%
$50,000 but less than $100,000       4.25%          4.44%          3.75%
$100,000 but less than $250,000      3.75%          3.90%          3.25%
$250,000 but less than $500,000      2.50%          2.56%          2.00%
$500,000 but less than $1,000,000    1.50%          1.52%          1.25%
$1,000,000 or more                     0              0            0.75%

The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of all plan assets. The CDSC is also waived on shares sold:
o    to satisfy IRS minimum distribution rules; and
o using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.

Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor.

SALES CHARGE WAIVER OR REDUCTION (Class A shares)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with 60 days notice to shareholders of existing accounts.

Waiver of sales charge. A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
o    by the Principal Employees' Credit Union;
o by non-ERISA clients of Invista Capital Management, LLC and Principal Capital Management LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life and/or its subsidiaries or affiliates;
o by certain employer welfare benefit plan customers of Principal Life with Plan Deposit Accounts;
o by participants who receive distributions from certain annuity contracts offered by Principal Life;
o to the extent the investment represents the proceeds of a total surrender of certain Principal Life issued unregistered group annuity contracts if Principal Life waives any applicable CDSC or other contract surrender charge;
o    using cash payments  received from Principal Bank under its awards program;
o to the extent the investment represents redemption proceeds from certain unregistered group annuity contracts issued by Principal Life to fund an employer's 401(a) plan where such proceeds are used to fund the employer's 401(a) plan;
o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees/participants. (Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above.); and
o to fund non-qualified plans administered by Principal Life pursuant to a written service agreement.

Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period;
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge; and o you must send us either:
     o  the check for the sales proceeds (endorsed to Principal Mutual Funds) or
     o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

     NOTE: Please be aware that the sale of your other mutual fund shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.

Reduction of sales charge (Class A shares)
1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Reduced charges apply to the total of Principal Mutual Funds' (excluding the Principal Cash Management Fund, Inc.) shares purchased at one time by any "Qualified Purchaser." A Qualified Purchaser includes an individual and his/her spouse and their children under the age of 25, a trust primarily for such persons, and a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account. If the total amount being invested in the Principal Mutual Funds is near a sales charge breakpoint, you should consider increasing amount invested to take advantage of a lower sales charge. A purchase made by or through an employer on behalf of an employee or employees (including independent contractors) is also considered a purchase by a Qualified Purchaser.

2) Statement of intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90-day lookback period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made, sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day lookback period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A, Class B and Class C shares already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. Class A shares of the Cash Management Fund are not included in the calculation unless they were acquired in exchange for other Principal Mutual Fund shares.

4) Death Benefit proceeds. Death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) may be invested in Class A shares at a reduced sales charge. To qualify for the reduced sales charge, the proceeds must be applied to the purchase of shares of a Principal Mutual Fund within one year of the insured's death. The applicable sales charge is determined by the table below.

                                  Sales Charge as % of:

                               Offering      Net Amount     Dealers Allowance as
Amount invested                 Price        Invested        % of Offering Price
Less than $500,000              2.50%         2.56%                 2.10%
$500,000 but less than
   $1,000,000                   1.50%         1.52%                1.25%
$1,000,000 or more         no sales charge

5)   Employer  sponsored  plans.  Retirement  plans meeting the  requirements of
     Section 401 of the Internal Revenue Code (401(k), Profit Sharing and Money Purchase Pension Plans) and other employer sponsored retirement plans (Principal Mutual Fund 403(b), SIMPLE IRAs, SEPs, SAR-SEPs, non-qualified deferred compensation plans, and Payroll Deduction Plans).
     o Principal Mutual Fund 401(a) Plans. The trustee chooses to fund the plan with either Class A, Class B or Class C shares when the plan is established.
     o Other employer sponsored retirement plans. Each participant chooses Class A, Class B or Class C shares at the time of their first contribution into the plan.
     o   If Class A shares are used:
         o     all plan  investments are treated as made by a single investor to
               determine  the  applicable   sales  charge;
         o the sales charge for investments of less than $250,000 is 3.75% as a percentage of offering price; and
         o if the investment is $250,000 or more, the regular sales charge table is used.
     o If Class B shares are used, contributions into the plan after the plan assets are $250,000 or more are used to buy Class A shares.
     o Investments outside of a plan are not included with plan assets to determine the applicable sales charge.

Contingent deferred sales charge: Class B and Class C shares
o The CDSC does not apply to shares purchased with reinvested dividends or other distributions.
o The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the market value at the time of the redemption or the initial purchase price of the redeemed shares.
o In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are sold first. Other Class B shares are redeemed in the order purchased (first in, first out). In processing redemptions for other Class C shares, shares held for the shortest period of time during the one year period are next redeemed. As a result of these methods, you pay the lowest possible CDSC.
o Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.
o Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.
o    Princor receives the proceeds of any CDSC.

Class B shares
A CDSC may be imposed on Class B shares redeemed within six years of purchase (five years for certain sponsored plans). Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) seven years after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:


                                         Class B Share             For Certain
                                   Contingent Deferred Sales     Sponsored Plans
Years Since Purchase           Charge as a Percentage of Dollar      Commenced
Was Made                           Amount Subject to Charge        After 2/1/98


2 years or less                            4.0%                        3.00%
more than 2 years, up to 4 years           3.0%                        2.00%
more than 4 years, up to 5 years           2.0%                        1.00%
more than 5 years, up to 6 years           1.0%                         None
more than 6 years                          None                         None

Class C shares
A CDSC of 1% may be imposed on Class C shares sold within one year of purchase. No CDSC is imposed on increases in account value above the initial purchase price (including shares acquiring from the reinvestment of dividends or capital gains distributions). Class C shares do not convert to any other class of Fund shares.

Waiver of the sales charge (Class B and Class C shares)
The CDSC is waived on sales of Class B shares and of Class C shares which are sold:
o due to a shareholder's death;
o due to the shareholder's  disability, as defined in the Internal Revenue Code;
o from retirement plans to satisfy minimum distribution  rules  under the  Code;
o to  pay  surrender  charges;
o to pay retirement plan fees;
o involuntarily  from small balance accounts;
o through a systematic  withdrawal plan (certain limits apply);
o from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) or 415 of the Code; or
o from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

Ongoing fees. Each Fund pays ongoing fees to its Manager and others who provide services to the Fund. They reduce the value of each share you own.

Distribution (12b-1) Fees
Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

The  maximum  12b-1 fees that may be paid by the Funds on an annual basis are:
o    Class A shares 0.25%
o    Class B shares 1.00%
o    Class C shares 1.00%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Fixed-income prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. In addition, each may invest a limited percentage of its assets in such contracts for speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
The Funds may each enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each Fund may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Derivatives
To the extent permitted by its investment objectives and policies, each Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, security prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include: o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and
o    the counterparty may fail to perform its obligations.

Foreign Securities
Each Fund may invest up to 25% of its assets in securities of foreign companies. For the purpose of this restriction, foreign companies are:
o companies with their principal place of business or principal office outside the U.S.; and
o companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets are not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o   increased social,  political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o   relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
Each Fund may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
Each Fund may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary Defensive Measures
For  temporary  defensive  purposes  in  times  of  unusual  or  adverse  market conditions, the Funds may each invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year).

No turnover rates are calculated for the Funds as they have been in existence for less than six months. However, the Partners LargeCap Blend and Partners LargeCap Value Funds each expect that it may have an annual turnover rate ranging from 200% to 300%.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation, the "Manager", serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. The Manager has signed sub-advisory agreements with the Sub-Advisors for portfolio management functions for the Funds. The Manager compensates the Sub-Advisors for their services as provided in the sub-advisory agreements.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of October 31, 2000, the funds it managed had assets of approximately $6.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Sub-Advisor
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

Fund:             Partners LargeCap Blend
Sub-Advisor:      Federated  Investment  Management  Company  ("Federated") is a
                  registered investment adviser and a wholly-owned subsidiary of
                  Federated   Investors,   Inc.,  which  was  founded  in  1955.
                  Federated is located in the Federated  Investors Tower at 1001
                  Liberty Avenue,  Pittsburgh,  PA 15222-3779. As of October 31,
                  2000, Federated managed $131 billion in assets.

Fund:             Partners LargeCap Value
Sub-Advisor:      Alliance  Capital  Management  L.P.  ("Alliance")  through its
                  Bernstein    Investment    Research   and   Management    unit
                  ("Bernstein"). As of September 30, 2000, Alliance managed $470 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Fund:             Partners SmallCap Growth
Sub-Advisor:      Berger LLC ("Berger"),  210 University  Boulevard,  Suite 900,
                  Denver,   CO  80206.   It  serves   as   investment   advisor,
                  sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI").
                  KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary the Kansas City Southern Railway Company, and financial asset management businesses. Assets under management for Berger as of October 31, 2000, were approximately $8.3 billion.

Duties of the Manager and Sub-Advisor
The Manager or Sub-Advisor provides the Board of Directors of the Fund a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor.

Each Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with the Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change  Sub-Advisors;  and
o    reallocate management fees between itself and  Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee
Sub-Advisors and recommend their hiring, termination  and  replacement.
No Fund will rely on the order until it receives approval from:
o its shareholder(s);  or
o in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The
  Partners LargeCap Blend, Partners LargeCap Value and Partners SmallCap Growth Funds have received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current share price. The share price of each Class of shares of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the NYSE (normally at 3:00 p.m. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.

The share price is calculated by:
o taking the current  market value of the total assets of the Fund
o subtracting liabilities  of the  Fund
o dividing  the  remainder  proportionately  into the Classes of the Fund
o subtracting  the  liabilities of each Class
o dividing the remainder by the total number of shares owned by that Class.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o A Fund's securities may be traded on foreign securities markets which generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as a local price and a premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected.

DIVIDENDS AND DISTRIBUTIONS

The Funds pay most of their net dividend income to you every year. The record date is three business days before each payment date. The payment date is December 24 (or previous business day).

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the third business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

You can authorize income dividend and capital gain distributions to be:
o    invested in additional shares of the Fund you own without a sales charge;
o invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
o    paid in cash.

NOTE: Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.

         Distributions from the Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

HOW TO BUY SHARES

To open an account and buy Fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.

Fill out the Principal Mutual Fund application* completely.  You must include:
o the name(s) you want to appear on the account; o your choice of Class A, Class B or Class C shares;
o    the amount of the investment;
o    your Social Security number or Taxpayer I.D. number; and
o other required information (may include corporate resolutions, trust agreements, etc.).

     * An application is included with this prospectus. A different application is needed for a Principal Mutual Fund IRA, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Mutual Funds for more information.

Each Fund requires a minimum initial investment:
o    Regular Accounts                                            $1,000
o    Uniform Transfer to Minor Accounts                            $500
o    IRA Accounts                                                  $500

Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50.

Note: The minimum investment applies to each Fund, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under
         Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Mutual Fund asset allocation programs and Automatic Investment Plans.

In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
o    on a day that the NYSE is open;  and
o prior to the close of that day's trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

Invest by mail
o Send a check and completed application to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780

o Make your check payable to Principal Mutual Funds.
o Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.

Order by telephone
o Call us at 1-800-247-4123 between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
o    For new accounts, you also need to send a completed application.

Wire money from your bank
o Have your Registered Representative call Principal Mutual Funds for an account number and wiring instructions.
o  For both initial and subsequent  purchases, federal funds should be wired to:
                           Wells Fargo Bank Iowa, N.A.
                           Des Moines, Iowa 50309
                           ABA No.: 073000228
                           For credit to: Principal Mutual Funds
                           Account No.: 3000499968
                           For credit: Principal ________ Fund, Class ____ Shareholder Account No. __________________ Shareholder Registration __________________

o  Give the number and instructions to your bank (which may charge a wire fee).
o No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Establish a Direct Deposit Plan
Direct Deposit allows you to deposit  automatically all or part of your paycheck
(or  government   allotment)  to  your  Principal  Mutual  Fund  account(s).
o    Availability of this service must be approved by your payroll department.
o Have your Registered Representative call Principal Mutual Funds for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
o Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
o Shares will be purchased on the day the ACH notification is received by Wells Fargo Bank Iowa, N.A.
o On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Establish an Automatic Investment Plan
o Make regular monthly investments with automatic deductions from your bank or other financial institution account.
o The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account.
o   Minimum monthly purchase $50 per Fund.
o Send completed application, check authorization form and voided check (or voided deposit slip) to:
                  Principal Mutual Funds
                  P. O. Box 10423
                  Des Moines Iowa 50306-9780

Set up a Dividend Relay
o Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
o    Distributions  from a Fund may be directed  to only one  receiving  Fund.
o The Fund share class receiving the investment must be the same class as the originating Fund.
o    There is no sales charge or administrative charge for the Dividend Relay.
o  You can set up Dividend Relay:
   o on the application for a new account; or
   o by calling Principal Mutual Funds if telephone services apply to the originating account; or
   o in writing (a signature guarantee may be required).
o You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds.
o There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
o The receiving Fund must meet fund minimums. If it does not, the Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 90 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale. However, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
o payable to all owners on the account (as shown in the account registration); and
o mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Mutual Funds.

You should also call Principal Mutual Funds for special instructions that may apply to sales from accounts: o when an owner has died; o for certain employee benefit plans; or o owned by corporations, partnerships, agents or fiduciaries.

Within 60 days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Mutual Funds' Class A shares without a sales charge if the shares that were sold were:
o Class A shares on which a sales charge was paid;
o Class A shares acquired by conversion of Class B shares; or
o Class B or Class C shares on which a CDSC was paid.
The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.

Sell shares by mail
o Send a letter (signed by the owner of the account) to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780

o Specify the Fund and account number.
o Specify  the number of shares or the dollar  amount to be sold.
o A signature guarantee* will be required if the:
     o   sell order is for more than $100,000;
     o   account address has been changed within one month of the sell order; or
     o check is payable to a party other than the account shareholder(s) or Principal Life Insurance Company.
         * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone*
o The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
o    If our phone lines are busy, you may need to send in a written sell order.
o To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
o Telephone redemption privileges are NOT available for Principal Mutual Funds IRAs, 403(b)s, SEPs, SIMPLES, SAR-SEPs, or certain employee benefit plans, or on shares for which certificates have been issued.
o If previously authorized, checks can be sent to a shareholder's U.S. bank account.
     * The Fund and transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the address on the account.

Periodic withdrawal plans
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
o    sell a fixed number of shares ($25 initial minimum amount);
o sell enough shares to provide a fixed amount of money ($25 initial minimum amount);
o pay insurance or annuity premiums or deposits to Principal Life Insurance Company (call us for details); and
o provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
o    completing the applicable section of the application; or
o sending us your written instructions (and share certificate, if any, issued for the account).

Your periodic withdrawal plan continues until: o you instruct us to stop; or o your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales may be subject to a CDSC. Up to 10% of the value of a Class B or Class C share account may be withdrawn annually free of a CDSC. If the plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day.

Withdrawal payments are sent on or before the third business day after the date of the sale. It may take an additional three business days for your financial institution to post this payment to your account at that financial institution.

Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

HOW TO EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS

Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Mutual Fund. The CDSC, if any, is not charged on exchanges. However, the purchase date of the exchanged shares and the CSDC table are used to determine if the newly acquired shares are subject to the CDSC (and the amount of the CDSC if any) when they are sold.

You may exchange shares by:
o calling us if you have telephone privileges on the account and if no share certificate has been issued;
o    sending a written request to:
                           Principal Mutual Funds
                           P. O. Box 10423
                           Des Moines, Iowa 50306-9780; or
o    completing an Exchange Authorization Form (call us to obtain the form).

Automatic exchange election
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
o    completing  the  Automatic  Exchange  Election  section of the application;
o calling us if telephone privileges apply to the account from which the exchange is to be made; or
o    sending us your written instructions.

Your automatic  exchange  continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

You may specify the day of the exchange. If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
o    An exchange by any joint owner is binding on all joint owners.
o If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
o    All  exchanges are subject  to  the  minimum   investment  and  eligibility
     requirements of the Fund being acquired.
o You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
o If a certificate has been issued, it must be returned to the Fund before the exchange can take place.
o For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
o    accounts with identical ownership;
o an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the jointly owned account;
o a single owner to a UTMA account if the owner of the single ownership account is also the custodian on the UTMA account; or
o a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close any account. You would be notified of any such action to the extent required by law.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement. The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements
You will receive quarterly statements for the Funds you own. Principal Mutual Fund 401(a) plan participants will receive semi-annual statements which detail account activity. The statements provide the number and value of shares you own, transactions during the quarter, dividends declared or paid and other information. The year end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares between Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.

Certain purchases and sales are only included on your quarterly statement. These include accounts
o when the only activity during the quarter:
     o is purchase of shares from reinvested  dividends  and/or capital gains;
     o is a  result  of  Dividend  Relay;
     o are  purchases  under  an  Automatic Investment  Plan;
     o are sales under a periodic  withdrawal  plan; and
     o are purchases or sales under an automatic exchange election.
o    used to fund certain individual retirement or individual pension plans.
o    established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
o call us at 1-800-247-4123, our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time;
o    call our PrinCall(R)line 24 hours a day at 1-800-421-2298; or
o    access your account on the internet at www.principal.com.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
o    if you sell more than $100,000 from any one Fund;
o    if  a  sales   proceeds   check  is  payable  to  other  than  the  account
     shareholder(s), Principal Life Insurance Company or one of its affiliates;
o to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
o    to change ownership of an account;
o to add telephone transaction services and/or wire privileges to an existing account;
o to change bank account information designated under an existing telephone withdrawal plan;
o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month; and
o    to exchange or transfer among accounts with different ownerships.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, and waiver or reduction of sales charges for certain purchasers. You will be notified of any such action to the extent required by law.

Telephone Instructions
The Funds reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the shareholder's address of record.

Financial Statements
Shareholders will receive annual financial statements for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement which is unaudited.

Additional information about the Fund is available in the Statement of Additional Information which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in any of the Funds.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

     811-10187             Principal Partners LargeCap Blend Fund, Inc.
     811-10189             Principal Partners LargeCap Value Fund, Inc.
     811-10193             Principal Partners SmallCap Growth Fund, Inc.





                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.





                       Statement of Additional Information




                             dated December 22, 2000






















This Statement of Additional Information is not a prospectus but is a part of the prospectuses for the Funds listed above. The most recent prospectus dated December 22, 2000 is available without charge. Please call 1-800-247-4123 to request a copy. The prospectus may also be viewed on our web site at www.principal.com/funds.


                                TABLE OF CONTENTS

Investment Policies and Restrictions of the Funds......................   4
Growth-Oriented Funds..................................................   5
Funds' Investments.....................................................   6
Management of the Funds................................................  16
Manager and Sub-Advisors...............................................  17
Cost of Manager's Services.............................................  18
Brokerage on Purchases and Sales of Securities.........................  19
How to Purchase Shares.................................................  21
Offering Price of Funds' Shares........................................  23
Distribution Plan......................................................  29
Determination of Net Asset Value of Funds' Shares .....................  30
Performance Calculation................................................  31
Tax Treatment of Funds, Dividends and Distributions  ..................  33
General Information and History........................................  34
Appendix A ............................................................  35


INVESTMENT POLICIES AND RESTRICTIONS OF THE FUNDS

The following information about the Partners LargeCap Blend, Partners LargeCap Value and Partners SmallCap Growth Funds, diversified open-end management investment companies, commonly called mutual funds, supplements the information provided in the Prospectuses under the caption "CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS".

In seeking to achieve its investment objective, each Fund has adopted as matters of fundamental policy certain investment restrictions which cannot be changed without approval by the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Similar shareholder approval is required to change the investment objective of each of the Funds. The following discussion provides for each Fund a statement of its investment objective, a description of its investment restrictions that are matters of fundamental policy and a description of any investment restrictions it may have adopted that are not matters of fundamental policy and may be changed without shareholder approval. For purposes of the investment restrictions, all percentage and rating limitations apply at the time of acquisition of a security, and any subsequent change in any applicable percentage resulting from market fluctuations or in a rating by a rating service will not require elimination of any security from the portfolio. Unless specifically identified as a matter of fundamental policy, each investment policy discussed in the Prospectuses or the Statement of Additional Information is not fundamental and may be changed by the respective Fund's Board of Directors.

GROWTH-ORIENTED FUNDS
Investment Objectives

Principal Partners LargeCap Blend Fund, Inc. ("Partners LargeCap Blend Fund") seeks long-term growth of capital by investing primarily in common stocks of larger capitalization growth and value companies.

Principal Partners LargeCap Value Fund, Inc. ("Partners LargeCap Value Fund") seeks long-term growth of capital by investing primarily in common stocks of larger capitalization value companies.

Principal Partners SmallCap Growth Fund, Inc. ("Partners SmallCap Growth Fund") seeks long-term growth of capital by investing primarily in equity securities of small growth companies.

Investment Restrictions

Partners LargeCap Blend Fund, Partners LargeCap Value Fund, and Partners SmallCap Growth Fund

The Partners LargeCap Blend Fund, Partners LargeCap Value Fund and Partners SmallCap Growth Fund each may not:

(1) Issue any senior securities as defined in the Investment Company Act of 1940, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

(2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

(3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

(4) Borrow money, except that it may (a) borrow from banks (as defined in the Investment Company Act of 1940, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

(5) Make loans, except that the Fund may (a) purchase and hold debt obligations in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

(6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

(7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

(9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Each of these Funds has also adopted the following restrictions that are not fundamental policies and that may be changed without shareholder approval. It is contrary to each Fund's present policy to:

(1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

(2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(3)  Invest in companies for the purpose of exercising control or management.

(4) Invest more than 25% of its total assets in securities of foreign issuers.

(5) Enter into (a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
     (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

(6) Invest more than 5% of its total assets in real estate limited partnership interests or real estate investment trusts.

(7) Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended, or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

FUNDS' INVESTMENTS

The following  information  supplements the discussion of the Funds'  investment
objectives  and  policies  in  the  Prospectuses   under  the  caption  "CERTAIN
INVESTMENT STRATEGIES AND RELATED RISKS."

Security Selection

Selections of equity securities for the Partners LargeCap Blend and Partners LargeCap Value Funds are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.

o First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
o Second, given some conviction as to the likely economic climate, the Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
o Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

In selecting equity securities for the Partners SmallCap Growth Fund, these same three basic steps are followed, but in reverse order.


Restricted Securities

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15% of its net assets. The Board of Directors of each Fund has adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction which is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Securities

Each of the Funds may invest in foreign securities to 25% its assets. Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets are not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include
o   increased  social,  political and economic  instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o   relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. For purposes of a Fund's investment policies, investments in Depositary Receipts are considered to be investments in the underlying securities.

The Funds that may invest in foreign securities may invest in:
o American Depositary Receipts ("ADRs") which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
o    European  Depositary  Receipts  ("EDRs")  and  Global  Depositary  Receipts
     ("GDRs") which are receipts typically issued by a foreign financial institution evidencing an arrangement similar to that of ADRs.

Securities of Smaller Companies

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the companies management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts

The Funds may each engage in the practices described under this heading. In the following discussion, the terms "the Fund," "each Fund" or "the Funds" refer to each of these Funds.

     Spread Transactions

     Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Funds' policy limiting the pledging or mortgaging of assets.

     Options on Securities and Securities Indices

     Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The International Fund would only write covered call options on its portfolio securities; it does not write or purchase put options. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

     Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

     The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

     The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.

     Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

     Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.

     When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

     Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

     None of the Funds will invest more than 5% of its assets in the purchase of call and put options on individual securities, securities indices and financial futures contracts.

     Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

     Risks Associated with Options Transactions. An options position may be closed out only on an exchange which provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

     Futures Contracts and Options on Futures Contracts

     Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, a Fund seeks to hedge against a decline in securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase.

     Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

     A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

     When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.

     Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.

     In using futures contracts, the Fund seeks to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates which would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

     Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

     Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract
     (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

     If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

     When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirement are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

     Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the Sub-Advisor's ability to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

     Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Limitations on the Use of Futures and Options on Futures Contracts. Each Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations by complying with certain limitations on the use of futures and related options prescribed by those regulations.

     None of the Funds will purchase or sell futures contracts or options thereon for non-bona fide hedging purposes if immediately thereafter the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

     The Funds may enter into futures contracts and related options transactions only for bona fide hedging purposes as permitted by the CFTC and for other appropriate risk management purposes, if any, which the CFTC deems appropriate for mutual funds excluded from the regulations governing commodity pool operators, and to a limited extent to enhance returns. The Funds are not permitted to engage in speculative futures trading. Each Fund determines that the price fluctuations in the futures contracts and options on futures used for hedging or risk management purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

     When a Fund purchases a futures contract, or purchases a call option on a futures contract, it places any asset, including equity securities and non-investment grade debt in a segregated account, so long as the asset is liquid and marked to the market daily. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.

     The Funds do not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (i.e., the Beta volatility factor). To the extent a Fund writes call options on specific securities in that portion of its portfolio, the value of those securities is deducted from the current market value of that portion of the securities portfolio. If this limitation is exceeded at any time, the Fund takes prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

Forward Foreign Currency Exchange Contracts

The Funds will enter into forward foreign currency exchange contracts only for the purpose of "hedging," that is limiting the risks associated with changes in the relative rates of exchange between the U.S. dollar and foreign currencies in which securities owned by a Fund are denominated or exposed. They do not enter into such forward contracts for speculative purposes.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Fund sets up a separate account with the Custodian to place foreign securities denominated in the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Repurchase Agreements

The Funds may invest in repurchase agreements. None of the Funds may enter into repurchase agreements that do not mature within seven days if any such investment, together with other illiquid securities held by the Fund, amount to more than 15% of its net assets. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price and at a fixed time in the future. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation during the Fund's holding period. Although repurchase agreements involve certain risks not associated with direct investments in debt securities, each of the Funds follows procedures established by its Board of Directors which are designed to minimize such risks. These procedures include entering into repurchase agreements only with large, well-capitalized and well-established financial institutions which the Fund's Sub-Advisor believes present minimum credit risks. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. In seeking to liquidate the collateral, a Fund may be delayed in or prevented from exercising its rights and may incur certain costs. Further to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

Lending of Portfolio Securities

The Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the Investment Company Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities which occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

When-Issued and Delayed Delivery Securities

Each of the Funds may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuation which involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Fund only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, a Fund may sell the securities before the settlement date, if such action is deemed advisable. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Fund also establishes a segregated account with its custodian bank in which it maintains cash or other liquid assets equal in value to the Fund's commitments for when-issued or delayed delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to transactions in such agreements.

Industry Concentrations

Each of the Funds may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission."

Temporary Defensive Positions

Each of the Funds may make money market investments (cash equivalents), without limit, pending other investments or settlement, for liquidity or in adverse market conditions. For this purpose, money market instruments include:

The types of money market instruments which the Funds may purchase are described below.

(1) U.S. Government Securities -- Securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

(2) U.S. Government Agency Securities -- Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
     o U.S. agency obligations include, but are not limited to, the Bank for Co-operatives, Federal Home Loan Banks and Federal Intermediate Credit Banks.
     o U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Farmers Home Administration, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

     Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

(3) Bank Obligations -- Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the Sub-Advisor's opinion, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets which are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks which are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

     Any obligations of foreign banks must be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose the Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. The Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. The Fund considers these factors along with other appropriate factors in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. The Fund invests in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

     A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, the Fund occasionally invests in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

(4) Commercial Paper -- Short-term promissory notes issued by U.S. or foreign corporations.

(5) Short-term Corporate Debt -- Corporate notes, bonds and debentures which at the time of purchase have 397 days or less remaining to maturity.

(6) Repurchase Agreements -- Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. (See "FUND INVESTMENTS - Repurchase Agreements.")

(7)  Taxable  Municipal   Obligations  --  Short-term   obligations   issued  or
     guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard and Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.

Portfolio Turnover

Portfolio turnover normally differs for each Fund, varies from year to year (as well as within a year) and is affected by portfolio securities sales necessary to meet cash requirements for redemptions of Fund shares. This need to redeem may in some cases limit the ability of a Fund to effect certain portfolio transactions. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of its portfolio securities during the fiscal year by the monthly average of the value of its portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses which are paid by the Fund.

No turnover rates are calculated for the Funds as they have been in existence for less than six months.


MANAGEMENT OF THE FUNDS

Board of Directors

Under Maryland law, a Board of Directors oversees each of the Funds. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Funds. Other than serving as Directors, most of the Board members have no affiliation with the Funds or service providers.

The current Directors and Officers are shown below. Each person also has the same position with the other Principal Mutual Funds, Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. which are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is Principal Financial Group, Des Moines, Iowa 50392.

* John E. Aschenbrenner, 51, Director. Executive Vice President, Principal Life Insurance Company since 2000; Senior Vice President, 1996-2000; Vice President - Individual Markets 1990-1996. Director, Principal Management Corporation and Princor Financial Services Corporation.

     James D. Davis, 66, Director. 4940 Center Court, Bettendorf, Iowa. Attorney. Vice President, Deere and Company, Retired.

*& Ralph C. Eucher, 48, Director and President. Vice President, Principal Life Insurance Company since 1999. Director and President, Princor Financial Services Corporation and Principal Management Corporation since 1999. Prior thereto, Second Vice President, Principal Life Insurance Company.

@ Pamela A. Ferguson, 57, Director. 4112 River Oaks Drive, Des Moines, Iowa. Professor of Mathematics, Grinnell College since 1998. Prior thereto, President, Grinnell College.

     Richard W. Gilbert, 60, Director. 5040 Arbor Lane, #302, Northfield, Illinois. President, Gilbert Communications, Inc. since 1993. Prior thereto, President and Publisher, Pioneer Press.

 *& J. Barry Griswell, 51, Director and Chairman of the Board. President and CEO, Principal Life Insurance Company since 2000; President, 1998-2000; Executive Vice President, 1996-1998; Senior Vice President, 1991-1996. Director and Chairman of the Board, Principal Management Corporation and Princor Financial Services Corporation.

@ William C. Kimball, 53, Director. 4700 Westown Parkway, Suite 300, West Des Moines, Iowa. Chairman and CEO, Medicap Pharmacies, Inc. since 1998. Prior thereto, President and CEO.

@& Barbara A. Lukavsky, 60, Director. 13731 Bay Hill Court, Clive, Iowa. President and CEO, Barbican Enterprises, Inc. since 1997. President and CEO, Lu San ELITE USA, L.C. 1985-1998.

* Craig L. Bassett, 48, Treasurer. Vice President and Treasurer since 2000. Second Vice President and Treasurer, Principal Life Insurance Company 1998-2000. Director - Treasury 1996-1998. Prior thereto, Associate Treasurer.

* Ronald L. Danilson, 50, Executive Vice President. Executive Vice President and Chief Operating Officer, Princor Financial Services Corporation and Principal Management Corporation since 2000. Prior thereto, Chief Executive Officer and President, Delaware Charter Guarantee & Trust Company.

* Arthur S. Filean, 62, Senior Vice President and Secretary. Senior Vice President, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Vice President, Princor Financial Services Corporation, 1990-2000. Vice President, Principal Management Corporation, 1996-2000.

* Ernest H. Gillum, 45, Vice President and Assistant Secretary. Vice President - Product Development, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Vice President - Compliance and Product Development, Princor Financial Services Corporation and Principal Management Corporation, 1998-2000. Prior thereto, Assistant
     Vice President, Registered Products, 1995-1998. Prior thereto, Product Development and Compliance Officer.

* Jane E. Karli, 43, Assistant Treasurer. Assistant Treasurer, Principal Life Insurance Company since 1998; Senior Accounting and Custody Administrator 1994-1998; Prior thereto, Senior Investment Cost Accountant.

* Layne A. Rasmussen, 42, Controller. Controller - Mutual Funds, Princor Financial Services Corporation since 1995.

* Michael D. Roughton, 49, Counsel. Vice President and Senior Securities Counsel, Principal Life Insurance Company, since 1999. Counsel 1994-1999. Counsel, Invista Capital Management, LLC, Princor Financial Services Corporation and Principal Management Corporation.

* Jean B. Schustek, 48, Assistant Vice President and Assistant Secretary. Assistant Vice President - Registered Products, Princor Financial Services Corporation since 2000. Prior thereto, Compliance Officer - Registered Products.

* Kirk L. Tibbetts, 45, Senior Vice President and Chief Financial Officer. Senior Vice President and Chief Financial Officer, Princor Financial Services Corporation and Principal Management Corporation since 2000. Partner, KPMG LLP, Des Moines, Iowa 1989-1999.

* Considered to be "Interested Persons" as defined in the Investment Company Act of 1940, as amended, because of current or former affiliation with the Manager or Principal Life.

@    Member of Audit and Nominating Committee

& Member of Executive Committee (which is selected by the Board and which may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.)
                               COMPENSATION TABLE*
                       fiscal year ended October 31, 2000

                              Compensation from the
                            Partners LargeCap Blend,
                           Partners LargeCap Value and         Compensation from
     Director            Partners SmallCap Growth Funds           Fund Complex

James D. Davis                     $ 0                               $59,700
Pamela A. Ferguson                   0                                59,700
Richard W. Gilbert                   0                                51,900
William C. Kimball                   0                                57,900
Barbara A. Lukavsky                  0                                57,300


     * None of the Funds provide retirement benefits for any of the directors.

As of December 21, 2000, Principal Life Insurance Company owned 100% of the outstanding voting shares of each Class of the Principal Partners LargeCap Blend, Principal Partners LargeCap Value and Principal Partners SmallCap Growth Funds which represented start-up capital.

As of December 21, 2000, the Officers and Directors of each Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

MANAGER AND SUB-ADVISORS

The Manager of each of the Funds is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. Principal Financial Services, Inc. is a holding company which is a wholly-owned subsidiary of Principal Financial Group, Inc. The Principal Financial Group, Inc. is a holding company which is a wholly-owned subsidiary of Principal Mutual Holding Company. The address of the Manager is the Principal Financial Group, Des Moines, Iowa 50392-0200. The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life Insurance Company.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.

Funds:            Partners LargeCap Blend
Sub-Advisor:      Federated  Investment  Management  Company  ("Federated") is a
                  registered investment advisor and a wholly-owned subsidiary of
                  Federated   Investors,   Inc.,  which  was  founded  in  1955.
                  Federated is located in the Federated  Investors Tower at 1001
                  Liberty  Avenue,  Pittsburgh,  PA  15222-3779.  As of
                  October 31, 2000, Federated managed $131 billion in assets.

Fund:             Partners LargeCap Value
Sub-Advisor:      Alliance  Capital  Management  L.P.  ("Alliance")  through its
                  Bernstein    Investment    Research   and   Management    unit
                  ("Bernstein"). As of September 30, 2000, Alliance managed
                  $470 billion in assets. Bernstein is located at 767 Fifth
                  Avenue, New York,  NY 10153 and  Alliance is located at
                  1345 Avenue of the Americas, New York, NY 10105.

Fund:             Partners SmallCap Growth
Sub-Advisor:      Berger LLC ("Berger"),  210 University  Boulevard,  Suite 900,
                  Denver,   CO  80206.   It  serves   as   investment   advisor,
                  sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI").
                  KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary the Kansas City Southern Railway Company, and financial asset management businesses. Assets under management for Berger as of October 31, 2000 were approximately $8.3 billion.

The Boards of Directors of the Manager, Princor (as principal underwriter of the Funds), each of the Sub-Advisors and each of the Funds have adopted a Code of Ethics designed to prevent persons with access to information regarding the portfolio trading activity of the Funds from using that information for their personal benefit. In certain circumstances personal securities trading is permitted in accordance with procedures established by the Code of Ethics. The Boards of Directors of the Manager, Princor, each of the Sub-Advisors and each of the Funds periodically review their respective Code of Ethics. The Codes of Ethics are on file with, and available from, the Securities and Exchange Commission.

Each of the persons affiliated with a Fund who is also an affiliated person of the Manager or Invista is named below, together with the capacities in which such person is affiliated:

        Name             Office Held With Each Fund                      Office Held With The Manager/Invista
John  E. Aschenbrenner Director                                          Director (Manager)
Craig L. Basset        Treasurer                                         Treasurer (Manager)
Ronald L. Danilson     Executive Vice President                          Executive Vice President and Chief Operating Officer
(Manager)
Ralph C. Eucher        Director and President                            Director and President (Manager)
Arthur S. Filean       Senior Vice President and Secretary               Senior Vice President (Manager)
Ernest H. Gillum       Vice President and Assistant Secretary            Vice President - Product Development (Manager)
J. Barry Griswell      Director and Chairman of the Board                Director and Chairman of the Board (Manager)
Layne A. Rasmussen     Controller                                        Controller - Mutual Funds (Manager)
Michael D. Roughton    Counsel                                           Counsel (Manager; Invista)
Jean B. Schustek       Assistant Vice President and Assistant Secretary  Assistant Vice President - Registered Products (Manager)
Kirk L. Tibbetts       Senior Vice President and Chief Financial Officer Senior Vice President and Chief Financial Officer (Manager)

COST OF MANAGER'S SERVICES

For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for each Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                                                           Net Asset Value of Fund
                                                 First             Next             Next              Next
                  Fund                       $250,000,000      $250,000,000     $250,000,000      $250,000,000      Thereafter

Partners LargeCap Blend                         0.75%             0.70%            0.65%             0.60%             0.55%
Partners LargeCap Value                         0.75              0.70             0.65              0.60              0.55
Partners SmallCap Growth                        0.90              0.85             0.80              0.75              0.70


There is no assurance that any of the Funds' net assets will reach sufficient amounts to be able to take advantage of the rate decreases. The Manager pays for office space, facilities and simple business equipment and the costs of keeping the books of the Fund. The Manager also compensates all personnel who are officers and directors, if such officers and directors are also affiliated with the Manager.

Each Fund pays all its other corporate expenses incurred in the operation of the Fund and the continuous public offering of its shares, but not selling expenses. Among other expenses, the Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of stock issue and transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated directors, and costs of shareholder meetings. The Manager pays most of these expenses in the first instance, and is reimbursed for them by the Fund as provided in the Management Agreement. The Manager also is responsible for the performance of certain of the functions described above, such as transfer and dividend disbursement and administration of shareholder accounts, the cost of which the Manager is reimbursed by the Fund.

For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for each Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                           Net Asset Value of Fund

                                 First             Next             Next             Above
                              $75,000,000      $200,000,000     $250,000,000      $525,000,000
Partners LargeCap Blend          0.350%            0.250%           0.200%          0.150%

                                 First             Next
                              $100,000,000       $100,000,000     Thereafter

Partners SmallCap Growth          0.50%             0.45%            0.40%


Under a Sub-Advisory Agreement between the Manager and Bernstein, Bernstein performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners LargeCap Value Fund. During the period from December 22, 2000 (effective date of the Fund) through June 22, 2001, Bernstein will be paid a fee accrued daily and payable monthly at an annual rate of 0.47% of the Fund's net asset value. After that the Manager will pay Bernstein a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund as follows:


                             Net Asset Value of Fund

                           First          Next            Next           Next           Next            Next           Above
                        $10,000,000    $15,000,000     $25,000,000    $50,000,000    $50,000,000     $50,000,000    $200,000,000

Partners LargeCap Value   0.600%        0.500%           0.400%           0.300%       0.250%          0.225%           0.200%

Each Fund has entered into certain agreements that provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the applicable Fund, provided that in either event such continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Manager, Principal Life Insurance Company or its subsidiaries or the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time on 60 days written notice to the Manager or applicable Sub-Advisor either by vote of the Board of Directors of the applicable Fund or by a vote of a
majority  of the outstanding   securities  of  the  Fund  and  by  the  Manager,
the respective Sub-Advisor or Principal Life Insurance Company, as the case may be, on 60 days written notice to the Fund. The Agreements will automatically terminate in the event of their assignment.

The Management Agreement for each Fund was last approved by shareholders of the applicable Fund on December 22, 2000. The Management Agreement and Sub-Advisory Agreements for the Partners LargeCap Blend, Partners LargeCap Value and Partners SmallCap Growth Funds were approved by the Board of Directors for each Fund on December 11, 2000.

BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of (a) the size and difficulty of the transaction (b) the quality of the execution provided and (c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the New York Stock Exchange from non-Exchange members in transactions off the Exchange.)

The Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Sub-Advisor may use it in servicing some or all of the accounts it manages. Some statistical data and research information obtained may not be useful to the Sub-Advisor in managing the client account, brokerage for which resulted in the Sub-Advisor's receipt of the statistical data and research information. However, in the Sub-Advisor's opinion, the value thereof is not determinable and it is not expected that the Sub-Advisor's expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the Sub-Advisor's own research efforts.

Subject to the rules promulgated by the Securities and Exchange Commission ("SEC"), as well as other regulatory requirements, a Sub-Advisor may also allocate orders on behalf of a Fund to broker-dealers affiliated with the Sub-Advisor. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Boards of Directors of the Funds will receive quarterly reports on these transactions.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmaker for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Manager acts as investment advisor for each of the Funds sponsored by Principal Life Insurance Company. The Sub-Advisor places orders to trade portfolio securities for each of these Funds.

The following describes the allocation process utilized by the Sub-Advisor for the Partners LargeCap Blend:

     With respect to IPOs, Federated combines all purchase orders made for each Fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the Funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which Funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating Funds in proportion to their participation in the order and notifies the portfolio manager of each participating Fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the Fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the Fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from Fund's wishing to purchase the IPO securities exceed request to sell such securities.

     With respect to transactions among multiple Funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each Fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the Fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.

     With respect to transactions for Fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the Funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of Funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among Funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the Funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf Funds include (but are limited to), with respect to each Fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.

The following describes the allocation process utilized by the Bernstein Investment Research and Management unit of the Sub-Advisor ("Bernstein") for the Partners Large Cap Value Fund:

     Bernstein's allocation and execution policies are designed to assist it in providing client with money management on an individual basis. In circumstances where other units of the Sub-Advisor are placing orders for the same securities as Bernstein, order executions are not coordinated. Thus, depending on the timing of independently-placed orders by Bernstein, accounts may get a higher or lower price for the same security than orders placed by other units of the Sub-Advisor.

     Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers, (i) for purchases:
     (a) whether the security is appropriate for all accounts; (b) whether the security is appropriate for all accounts, though in varying percentages for each account; or (c) whether the security is appropriate for a certain category of accounts, and (ii) for sales: (a) whether the security should not be owned for any of its clients' accounts or a certain category of accounts; (b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or (c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information systems, portfolio reports and quality-control reports permit it to consider and weigh these factors as appropriate.

     Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S.-equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S. equity orders for accounts for which Bernstein's affiliated broker dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.

     Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.

     Accounts under the supervision of Bernstein's Investment Policy Groups, as well as Sub-Advisor's Strategic Growth accounts that utilize SCB LLC as broker, are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal to or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than 1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g., if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.

     For equity accounts, allocation may also be based on the following additional factors: (i) whether or not a client has an existing partial position in that particular security; (ii) the tax status of the account, e.g., time constraints involved in reviewing tax consequences or effecting tax strategies; (iii) the account's risk/reward goals; and (iv) time constraints involved in reviewing guidelines which may prohibit certain allocations.

     IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services or in the Sub-Advisor's Strategic Growth service; however, they may fall within the investment objectives of clients in certain other services offered by the Sub-Advisor.

If the purchase or sale of securities consistent with the investment objectives of the Partners SmallCap Growth Fund and one or more of the other client accounts for which Berger acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security to be purchased or sold at that time for each account or client.

HOW TO PURCHASE SHARES

Each Fund offers investors three classes of shares which bear sales charges in different forms and amounts: Class A, Class B and Class C.

Purchases are generally made by completing an Account Application or a Principal Mutual Fund IRA Application and mailing it to Princor. Shares are issued at the offering price next computed after the application is received at Princor's main office and Princor receives the amount to be invested. Share certificates will be only issued to shareholders upon request.

Redemptions by shareholders investing by check will be effected only after payment has been collected on the check, which may take up to 8 business days or more. Investors considering redeeming or exchanging shares shortly after purchase should pay for those shares with a certified check, bank cashier's check or money order to avoid any delay in redemption, exchange or transfer.

Class A Shares. An investor who purchases less than $1 million of Class A shares pays a sales charge at the time of purchase. As a result, such shares are not subject to any charges when they are redeemed. An investor who purchases $1 million or more of Class A shares does not pay a sales charge at the time of purchase. However, a redemption of such shares occurring within 18 months from the date of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rate of .75% the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Principal Mutual Fund will continue to be subject to the CDSC until the original 18 month period expires. However no CDSC is payable with respect to redemption of Class A shares used to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets. In addition, the CDSC will be waived in connection with 1) redemption of shares from retirement plans to satisfy minimum distribution rules under the Code or 2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class A shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares for each Fund currently bear a 12b-1 fee at the annual rate of up to 0.25% of the Fund's average net assets attributable to Class A shares. See "Distribution Plan."

Class B Shares. Class B shares are purchased without an initial sales charge, but are subject to a declining CDSC of up to 4% if redeemed within six years. Class B shares purchased under certain sponsored Principal Mutual Fund plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" ("AEBP") for discussion of sponsored Principal Mutual Fund plans.) See "Offering Price of Funds' Shares." Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to 1.00% of the Fund's average net assets attributable to Class B shares. See "Distribution Plan." Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after the purchase date. Class B shares acquired by exchange from Class B shares of another Principal Mutual Fund convert into Class A shares based on the time of the initial purchase. At the same time, a pro rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class B shares converting into Class A shares bears to the shareholder's total Class B shares that were not acquired through dividends and distributions. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Class C Shares. Class C shares are sold without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase are subject to a CDSC of 1%. The charge is assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other class of Fund shares.

Class C shares bear a higher 12b-1 fee than other Class shares. Currently Class C share 12b-1 fees are set at the annual rate of up to 1.00% of the Fund's average net assets. See "Distribution Plan." Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but have a higher expense ratio and pay lower dividends than other Class shares due to the higher 12b-1 fee. Class C shares do not convert into other Class shares. Class C shares are subject to higher expenses than other Class shares for an indefinite period.

Which arrangement between Class A, Class B and Class C Shares is better for an investor? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years might consider Class B shares. Orders from individuals for Class B shares for $250,000 or more will be treated as orders for Class A shares unless the shareholder provides written acknowledgment that the order should be treated as an order for Class B shares. Sales personnel may receive different compensation depending on which class of shares are purchased. If you prefer not to pay an initial sales charge and you plan to hold your investment for greater than one but less than seven years, you may prefer Class C shares.

OFFERING PRICE OF FUNDS' SHARES

The Funds offer their respective shares continuously through Princor, which is the principal underwriter for the Funds and sells shares as agent on behalf of the Funds. Princor may select other dealers through which shares of the Funds may be sold. Certain dealers may not sell all classes of shares.

Class A shares
Class A shares of the Funds are sold to the public at the net asset value plus a sales charge which ranges from a high 4.75% to a low of 0% of the offering price (equivalent to a range of 4.99% to 0% of the net amount invested) according to the schedule below. Selected dealers are allowed a concession as shown. At
Princor's discretion, the entire sales charge may at times be reallowed to dealers. In some situations, depending on the services provided by the dealer, the concession may be less. Any dealer allowance on purchases not involving a sales charge is determined by Princor. Upon notice to all broker-dealers with whom it has a selling agreement, Princor may allow to broker-dealers electing to participate up to the full applicable sales charge, as shown in the table below, during periods and for transactions specified in such notice, and such reallowances may be based in whole or in part upon attainment of minimum sales levels. Certain commercial banks may make shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Princor and such banks all or a portion of the sales charge paid by a bank customer in connection with a purchase of Fund shares may be retained by or remitted to the bank.

                                                    Sales Charge as % of:
                                                 Offering           Amount
     Amount of Purchase                            Price           Invested
Less than $50,000                                  4.75%            4.99%
$50,000 but less than $100,000                     4.25             4.44
$100,000 but less than $250,000                    3.75             3.90
$250,000 but less than $500,000                    2.50             2.56
$500,000 but less than $1,000,000                  1.50             1.52
$1,000,000 or more                            No Sales Charge       0.00

                                                                                               Payroll Deduction Plan
                                                     Dealer Allowance as                        Dealer Allowance as
     Amount of Purchase                              % of Offering Price                         % of Offering Price
Less than $50,000                                           4.00%                                        3.00%
$50,000 but less than $100,000                              3.75                                         3.00
$100,000 but less than $250,000                             3.25                                         3.00
$250,000 but less than $500,000                             2.00                                         1.75
$500,000 but less than $1,000,000                           1.25                                         1.00
$1,000,000 or more                                          0.75                                         0.75

Rights of Accumulation. The applicable sales charge is determined by adding the current net asset value of any Class A shares, Class B shares and Class C shares already owned by the investor to the amount of the new purchase. The corresponding percentage factor in the schedule is then applied to the entire amount of the new purchase. For example, if an investor currently owns Class A, Class B or Class C shares with a value of $5,000 and makes an additional investment of $45,000 in Class A shares of a Growth-Oriented Fund (the total of which equals $50,000), the charge applicable to the $45,000 investment would be 4.25% of the offering price. If the investor purchases shares of more than one Principal Mutual Fund at the same time, those purchases are aggregated and added to the net asset value of the shares of Principal Mutual Funds already owned by the investor to determine the sales charge for the new purchase. Class A shares of the Cash Management Fund are not counted in determining either the amount of a new purchase or the current net asset value of shares already owned, unless the shares of the Cash Management Fund were acquired in exchange for shares of other Principal Mutual Funds. If the investor purchases shares from a broker/dealer other than Princor, the dealer should be advised of any shares already owned.

Investments made by an individual, or by an individual's spouse and children purchasing shares for their own account or by a trust primarily for the benefit of such persons, or by a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee-benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code) will be treated as investments made by a single investor in calculating the sales charge. In addition, investments made through an employer by or on behalf of an employee (including independent contractors) by means of payroll deductions or otherwise, are also considered investments by a single investor in calculating the sales charge. Other groups (as allowed by rules of the Securities and Exchange Commission) may be considered for a reduced sales charge. An investor whose new account qualifies for a reduced charge on the basis of other accounts owned by the individual, spouse or children, should be certain to identify those accounts at the time of the new application.

Statement of Intention (SOI). Another method is available by which a purchaser may qualify for a reduced sales charge on the purchase of Class A shares of the Funds. A purchaser may execute an SOI indicating the total amount (excluding reinvested dividends and capital gains distributions) intended to be invested (including all investments for the account of the spouse and children or trusts for the benefit of such persons) in Class A shares (except Class A shares of the Cash Management Fund), Class B shares and Class C shares of the Funds within a thirteen-month period (two-year period if the intended investment is made by a trustee of a Section 401(a) plan or is equal to or greater than $1 million). The SOI may be submitted by a shareholder other than a trustee of a Principal Mutual Fund 401(a) plan, within 90 days after the date of the first purchase to be included within the SOI period. A trustee of a Principal Mutual Fund 401(a) plan must submit the SOI at the time the first plan purchase is made; the SOI may not be submitted after the initial plan purchase and the 90 day backdating is not available. The SOI period begins on the date of the first purchase included for purposes of satisfying the statement. When an existing shareholder submits an SOI, the net asset value of all Class A shares (except Class A shares of the Cash Management Fund), Class B shares and Class C shares in that shareholder's account or accounts combined for rights of accumulation purposes, is added to the amount that has been indicated will be invested during the applicable period, and the sales charge applicable to all purchases of Class A shares made under the SOI is the sales charge which applies to a single purchase of this total amount.

An SOI may be entered into for any amount provided such amount, when added to the net asset value of any shares already held, equals or is in excess of the amount needed to qualify for a reduced sales charge. In the event a shareholder invests an amount in excess of the indicated amount, such excess is allowed any further reduced sales charge for which it qualifies.

The SOI provides for a price adjustment if the amount actually invested is less than the amount specified therein. Sufficient Class A shares belonging to the shareholder, other than a shareholder that is 401(a) qualified plan trustee, are held in escrow in the shareholder's account by Princor to make up any difference in sales charges based on the amount actually purchased. If the intended investment is completed within the thirteen-month period (or two-year period), such shares are released to the shareholder. If the total intended investment is not completed within that period shares are, to the extent necessary, redeemed and the proceeds used to pay the additional sales charge due. A shareholder that is 401(a) qualified plan trustee is billed by Princor Financial Services Corporation for any additional sales charge due at the end of the two-year period. In any event, the sales charge applicable to these purchases is no more than the applicable sales charge had the shareholder made all of such purchases at one time. The SOI does not constitute an obligation on the shareholder to purchase, nor the Funds to sell, the amount indicated.

Purchases at Net Asset Value.
A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members and trusts for the benefit of these individuals;
o    by the Principal Employees' Credit Union;
o by non-ERISA clients of Invista Capital Management LLC and Principal Capital Management LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life and/or its subsidiaries or affiliates;
o by certain employee welfare benefit plan customers of Principal Life with Plan Deposit Accounts;
o by participants who receive distributions from certain annuity contracts offered by Principal Life;
o to the extent the investment represents the proceeds of a total surrender of certain Principal Life issued unregistered group annuity contracts if Principal Life waives any applicable CDSC or other contract surrender charge;
o    by using cash payments received from Principal Bank under its awards program;
o to the extent the investment represents redemption proceeds from certain unregistered group annuity contracts issued by Principal Life to fund an employer's 401(a) plan where such proceeds are used to fund the employer's 401(a) plan;
o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if (a) such purchase is made through a representative of Princor Financial Services Corporation who is a home office employee of Principal Life Insurance Company and the purchase proceeds represent a distribution from a terminating 401(a) plan administered by Principal Life Insurance Company or any of its affiliates, or (b) the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees/ plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above; and
o to fund nonqualified plans administered by Principal Life pursuant to a written service agreement.

Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
o    you must send us either:
     o  the check for the sales proceeds (endorsed to Principal Mutual Funds) or
     o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

Each of the Funds have obtained an exemptive order from the SEC to permit each Fund to offer its shares at net asset value to participants of certain annuity contracts issued by Principal Life Insurance Company. In addition, each of these Funds are available at net asset value to the extent the investment represents the proceeds from a total surrender of certain unregistered annuity contracts issued by Principal Life Insurance Company and for which Principal Life Insurance Company waives any applicable contingent deferred sales charges or other contract surrender charges.

During the period beginning with the effective date of the Funds (the date of this Statement of Additional Information) and ending January 31, 2001, investors may purchase Class A shares of the Funds at net asset value to the extent that this investment represents the proceeds of a redemption, within the preceding 60 days, of shares (the purchase price of which shares included a front-end sales charge on the redemption of which was subject to a contingent deferred sales charge) of another investment company. This provision does not apply to purchase of Class A shares used to fund a defined contribution plan. When making a purchase at net asset value pursuant to this provision, the investor must indicate on the account application that the purchase qualifies for a net asset value purchase and must forward to Princor either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Princor Financial Services Corporation, or (ii) a copy of the confirmation from the other investment company showing the redemption transactions. In the case of a wire purchase pursuant to this provision, a copy of the confirmation from the other investment company showing the redemption must be forwarded to and received by Princor within 21 days following the date of purchase. If the confirmation is not provided within the 21-day period, a sufficient number of shares will be redeemed from the shareholder's account to pay the otherwise applicable sales charge.

Purchases at a Reduced Sales Charge. A reduced sales charge is also available for purchases of Class A shares of the Funds to the extent that the investment represents the death benefit proceeds of one or more life insurance policies or annuity contracts (other than an annuity contract issued to fund an employer-sponsored retirement plan that is not an SEP, salary deferral 403(b) plan or HR-10 plan) of which the shareholder is a beneficiary if one or more of such policies or contracts is issued by Principal Life Insurance Company, or any directly or indirectly owned subsidiary of Principal Life Insurance Company, and such investment is made in any Principal Mutual Fund within one year after the date of death of the insured. (Shareholders should seek advice from their tax advisors regarding the tax consequences of distributions from annuity contracts.) Such shares may be purchased at net asset value plus a sales charge which ranges from a high of 2.50% to a low of 0% of the offering price (equivalent to a range of 2.56% to 0% of the net amount invested) according to the schedule below:

                                   Sales Charge as a % of:

                                                     Net   Dealer Allowance as %
                                      Offering      Amount      of Offering
      Amount of Purchase               Price       Invested        Price
Less than $500,000                      2.50%        2.56%         2.10%
$500,000 but less than $1,000,000       1.50         1.52          1.25
$1,000,000 or more                 No Sales Charge   0.00          0.75

Sales Charges for Employer-Sponsored Plans

Administered Employee Benefit Plans. Class A shares of the Funds are sold at net asset value to stock bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Internal Revenue Code of 1986, as amended, certain Section 403(b) Plans, Section 457 Plans and other Non-qualified Plans administered by Principal Life Insurance Company pursuant to a written service agreement ("Administered Employee Benefit Plans"). The service agreement between Principal Life Insurance Company and the employer relating to the administration of the plan includes a charge payable by the employer for any commissions which Princor is authorized to pay in connection with such sales. Principal Life Insurance Company in turn pays the amount of these charges to Princor. The commission payable by Princor in connection with any such sale may be determined in accordance with one of the following schedules:

                                   Schedule 1
                                                Amount Payable by Employer as a
Amount of Plan Contributions* in Each Year         Percent of Plan Contributions

 The first $5,000                                                4.50%
 The next $5,000                                                 3.00
 The next $5,000                                                 1.70
 The next $35,000                                                1.40
 The next $50,000                                                0.90
 The next $400,000                                               0.60
 Excess over $500,000                                            0.25


                                   Schedule 2
                                              Amount Payable by Employer as a
Amount of Plan Contributions* in Each Year      Percent of Plan Contributions

The first $50,000                                           3.00%
The next $50,000                                            2.00
The next $400,000                                           1.00
The next $2,500,000                                         0.50
Excess over $3,000,000                                      0.25

     * Plan contributions directed to an annuity contract issued by Principal Life Insurance Company to fund the plan are combined with contributions directed to the Funds to determine the applicable commission charge.

Generally, the commission level described in Schedule 2 apply for salary deferral Plans and the commission level described in Schedule 1 apply to other plans. No commission will be payable by the employer if shares of the Funds used to fund an Administered Employee Benefit Plan are purchased through a registered representative of Princor Financial Services Corporation who is also a Group Insurance Representative employee of Principal Life Insurance Company.

Plans Other Than Administered Employee Benefit Plans. Shares of the Funds are offered to fund certain sponsored Princor plans. These plans can be divided into three categories: Retirement plans meeting the requirements of Section 401 of the Internal Revenue Code (e.g. 401(k) Plans, Profit Sharing Plans and Money Purchase Pension Plans); Group Solicited Plan Terminations; and other employer-sponsored retirement plans (SIMPLE-IRA Plans, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, Non-Qualified Deferred Compensation Plans, Payroll Deduction Plans ("PDP") and certain Association Plan.

     Princor 401 Plans
     When establishing a Princor Section 401 Plan, the employer chooses whether to fund the plan with either Class A shares, Class B shares or Class C shares. If Class A shares are used to fund the plan, all plan investments are treated as made by a single investor to determine whether a reduced sales charge is available. The regular sales charge table for Class A shares applies to purchases $250,000 or more. If Class B shares are used to fund the plan, contributions into the plan after the plan assets amount to $250,000 or more, are used to purchase Class A shares unless the plan trustee directs otherwise. Plan assets are not combined with investments made outside of the plan to determine the sales charge applicable to such investments. Investments made by plan participants outside of the plan are not included with plan assets to determine the sales charge applicable to the plan.

     Group Solicited Plan Terminations
     Occasionally, an employer terminates a Section 401 Plan. If the employer or plan trustee enters into a written agreement with Princor permitting the group solicitation of the employees/plan participants, the proceeds of distributions from such plans are eligible to purchase shares of the funds at net asset value. A redemption of such shares within 18 months after purchase are subject to a contingent deferred sales charge ("CDSC") at the rate of .75% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. The CDSC is waived in connection with (1) redemption of shares to satisfy IRS minimum distribution rules or (2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of the shareholder's Class A shares of a Fund on the last business day of December each year to be withdrawn automatically in equal monthly installments throughout the year.

     Other Employer Sponsored Princor Plans
     When establishing an employer-sponsored Princor plan, the employer chooses whether to fund the plan with either Class A shares, Class B shares or Class C shares. If Class A shares are used to fund the plan, all plan investments are treated as made by a single investor to determine whether a reduced sales charge is available. The regular sales charge table for Class A shares applies to purchases of $250,000 or more. If Class B shares are used to fund the plan and a plan participant has $250,000 or more invested in Class B shares, Class A shares are purchased with plan contributions attributable to the plan participant, unless the plan participant elects otherwise. Plan assets are not combined with investments made outside of the plan to determine the sales charge applicable to such investments. Investments made by plan participants outside of the plan are not included with plan assets to determine the sales charge applicable to the plan.

Shares of the funds are also available to participants of Princor 403(b) plans at the same sales charge levels available to other employer-sponsored Princor plans described above. However, contributions by plan participants are not combined to determine sales charges.

The Funds reserve the right to discontinue offering shares at net asset value and/or at a reduced sales charge at any time for new accounts and upon 60-days notice to shareholders of existing accounts. Other types of sponsored plans may be added in the future.

Class B shares
Class B shares are sold without an initial sales charge, although a CDSC is imposed if you redeem shares within six years of purchase. Class B shares purchased under certain sponsored Princor plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" above for discussion of sponsored Princor plans.) The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Therefore, when a share is redeemed, any increase in its value above the initial purchase price is not subject to any CDSC. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following table:
                      Contingent Deferred Sales Charge as a
                  Percentage of Dollar Amount Subject to Charge

      Years Since Purchase                           For Certain Sponsored Plans
      Payments Made                                   Commenced After 2/1/98

2 years or less                           4.00%                   3.00%
more than 2 years, up to 4 years          3.00                    2.00
more than 4 years, up to 5 years          2.00                    1.00
more than 5 years, up to 6 years          1.00                    None
more than 6 years                         None                    None

In determining whether a CDSC is payable on any redemption, the Fund first redeems shares not subject to any charge, and then shares held longest during the six (five) year period. For information on how sales charges are calculated if shares are exchanged, see "How To Exchange Shares Among Principal Mutual Funds" in the Prospectus.

The CDSC is waived on redemptions of Class B shares in connection with the following types of transactions:
a.   Shares  redeemed  due to a  shareholder's death;
b. Shares redeemed due to the shareholder's disability, as defined in the Internal Revenue Code of 1986 (the "Code"), as amended;
c.   Shares redeemed from retirement   plans  to  satisfy  minimum  distribution
     rules or to satisfy substantially equal periodic payment calculation rules under the Code;
d.   Shares redeemed to pay surrender charges;
e.   Shares redeemed to pay retirement plan fees;
f. Shares redeemed involuntarily from small balance accounts (values of less than $300);
g. Shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class B shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year;
h. Shares redeemed from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) or 415 of the Code; or
i. Shares redeemed from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

Selected dealers may be paid a concession as shown:          % of Offering Price

All purchases other than through Payroll
     Deduction Plans (PDP)                                       4.00%
PDP                                                              3.00%

Class C Shares
Class C shares are sold without a sales charge; however, Class C shares redeemed within one year of purchase are subject to a CDSC of 1%. The charge is assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. The amount of the CDSC, if any, is calculated as a percentage of the amount being redeemed according to the following table:

Years Since Purchase             Contingent Deferred Sales Charge as a
    Payments Made             Percentage of Dollar Amount Subject to Charge


  1 year or less                             1.00%
  more than 1 year                           None

For the purpose of determining the holding period of Class C shares, all payments during a month are aggregated and considered to have be made on the first day of that month. In processing redemptions of Class C shares, the Fund first redeems shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you pay the lowest possible CDSC.

The CDSC on Class C shares may be waived or reduced as follows:
o for automatic redemptions (Periodic Withdrawal Plans) (limited to 10% of the value of the account);
o if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan;
o if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or
o if the distribution is to a participant in an employer-sponsored retirement plan and is
     o    a return of excess employee  deferrals or contributions,
     o    a qualifying  hardship  distribution  as  defined  by  the  Code,
     o    from  a termination  of  employment,
     o in the form of a loan to a participant in a plan which permits loans, or
     o from qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

The CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC is not applicable if the selling broker-dealer elects, with Princor's approval, to waive receipt of the commission normally paid at the time of the sale.

Class C shares do not convert into any other Class shares. Class C shares provide you the benefit of putting all your dollars to work from the time of investment, but have higher ongoing fees and lower dividends than Class A shares.

Selected dealers may be paid a concession calculated as 1.00% of the offering price.

DISTRIBUTION PLAN

Rule 12b-1 of the Investment Company Act of 1940 (the "Act"), as amended, permits a mutual fund to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. A majority of the Board of Directors of each Fund, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan and who are not "interested persons" as defined in the Act, adopted the Distribution Plans as described below. Shareholders of each class of shares of each Fund approved the adoption of the Plan for their respective class of shares.

Class A Distribution Plan. Each of the Funds has adopted a distribution plan for the Class A shares. The Class A Plan provides that the Fund makes payments from its assets to Princor pursuant to this Plan to compensate Princor and other selling Dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Fund Class A shares to the public. The Fund pays Princor a fee after the end of each month at an annual rate no greater than 0.25% of the daily net asset value of the Fund. Princor retains such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares to the public but may remit on a continuous basis up to .25% to Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

Class B Distribution Plan. Each Class B Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% of the Fund's average net asset attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

Although Class B shares are sold without an initial sales charge, Princor pays a sales commission equal to 4.00% of the amount invested to dealers who sell such shares. These commissions are not paid on exchanges from other Principal Mutual Funds. In addition, Princor may remit on a continuous basis up to .25% to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

Class C Distribution Plan. Each Class C Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% of the Fund's average net asset attributable to Class C shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

Class C shares are sold without an initial sales charge. Princor may remit on a continuous basis up to 1.00% to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

General Information Regarding Distribution Plans. A representative of Princor provides to each Fund's Board of Directors, and the Board reviews, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

If expenses under a Class A or Class B Plan exceed the compensation limit for Princor described in the Plan in any one fiscal year, the Fund does not carry over such expenses to the next fiscal year. The Funds have no legal obligation to pay any amount pursuant to these Plans that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in connection with these Plans. If the aggregate payments received by Princor under these Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to the Plan, Princor promptly reimburses the Fund for the amount of the excess.

The Funds pay Princor the compensation described in the Class C Plan. The amount of the payment and the distribution expenses are reviewed annually by the Board of Directors of each Fund.

A Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons (as defined in the Act), or by vote of a majority of the outstanding voting securities of the class of shares of a Fund to which the Plan relates. Any change in a Plan that would materially increase the distribution expenses of a class of shares of a Fund provided for in the Plan requires approval of the shareholders of the class of shares to which such increase would relate.

While a Distribution Plan is in effect for a Fund, the selection and nomination of Directors who are not interested persons of that Fund is at the discretion of the Directors who are not interested persons.

Each Plan continues in effect from year to year as long as its continuance is specifically approved at least annually by a majority vote of the directors of the Fund including a majority of the non-interested directors. The Plans for Class A, B and C shares were approved by the Boards of Directors of the Partners LargeCap Blend, Partners LargeCap Value and Partners SmallCap Growth Funds, including a majority of the non-interested directors, on December 11, 2000.

DETERMINATION OF NET ASSET VALUE OF FUNDS' SHARES

Growth-Oriented and Income-Oriented Funds


The share price of each class of the Funds is calculated each day that the New York Stock Exchange is open. The Funds treat as customary national business holidays the days when the New York Stock Exchange is closed (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that class outstanding. Securities for which market quotations are readily available, including options and futures traded on an exchange, are valued at market value, which is for exchanged-listed securities, the closing price; for United Kingdom-listed securities, the marketmaker provided price; and for non-listed equity securities, the bid price. Non-listed corporate debt securities, government securities and municipal securities are usually valued using an evaluated bid price provided by a pricing service. If closing prices are unavailable for exchange-listed securities, generally the bid price, or in the case of debt securities an evaluated bid price, is used to value such securities. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks, foreign securities and over-the-counter options, the investments are valued by using market quotations considered reliable, prices provided by market makers, which may include dealers with which the Fund has executed transactions, or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost. Other assets are valued at fair value as determined in good faith through procedures established by the Board of Directors of the Fund.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used to compute the share prices are usually determined when the foreign market closes. Occasionally, events which affect the values of such securities and foreign currency exchange rates occur between the times at which the values are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of securities occur during such period, the securities are valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent a Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example Saturdays and other customary national U.S.
holidays, the Fund's net asset value could be significantly affected on days when shareholders have no access to the Fund.

PERFORMANCE CALCULATION

The Principal Mutual Funds advertise their performance in terms of total return or yield for each class of shares. The figures used for total return and yield are based on the past performance of a Fund. They show the performance of a hypothetical investment and are not intended to indicate future performance. Total return and yield vary from time to time depending upon: o market conditions o the composition of a Fund's portfolio o operating expenses

These factors and differences in the methods used in calculating performance figures should be considered when comparing a Fund's performance to the performance of other investments.

A Fund may include in its advertisements performance rankings and other performance-related information published by independent statistical services or publishers, such as
o    Baron's, Changing Times
o    Forbes
o    Fortune
o    Investment Advisor
o    Lipper Analytical Services
o    Money Magazine
o    Stanger's Investment Advisor
o    The Wall Street Journal
o    USA Today
o    U.S. News
o    Weisenberger Investment Companies Services
o    W. R. Kipplinger's Personal Finance

A Fund may also include in its advertisements comparisons of the performance of the Fund to that of various market indices, such as:
o Russell 1000 Value Index
o Russell 2000 Growth Index
o S&P/BARRA 600 Growth

Total Return

The Funds include its average annual total return for the one-, five- and ten-year periods as of the last day of the most recent calendar quarter when advertising total return figures. If the Fund or class has been in existence for a shorter time period, it uses the time from the beginning of the Fund (or class) to the end of the most recent calendar quarter.

Average annual total return is calculated by comparing an initial $1,000 investment to the redeemable value of the Fund at the end of 1, 5 or 10 years (or from the Fund's inception date).

     Initial Investment - $1,000 less maximum front-end sales charge (in the case of Class A shares)
     Ending redeemable value - assumes the reinvestment of all dividends and capital gains at net asset value less the applicable contingent deferred sales charge (in the case of Class B or Class C shares).

A Fund may also include in its advertising average annual total return for some other period or cumulative total return for a specified period. These returns may include reduced sales charges, reflect no sales charge or CDSC in order to illustrate the change in a Fund's net asset value over time. Cumulative total return is calculated:

              (Ending redeemable value less the initial investment)
                               Initial investment


The Power of Compounding


Fund shareholders who reinvest their distributions get the advantage of compounding. Here's what happens to a $10,000 investment with monthly income reinvested at 6 percent, 8 percent and 10 percent over 20 years.

These figures assume no change in the value of principal. This chart is for illustration purposes only and is not an indication of the results a shareholder may receive as a shareholder of a specific Fund. The return and capital value of an investment in a Fund vary so that the value, when redeemed, may be worth more or less than the original cost.

(chart)
                         Year     6%      8%         10%
                         0   $10,000  $10,000    $10,000
                         20  $32,071  $46,610    $67,275


A Fund may also include in its advertisements an illustration of the impact of income taxes and inflation on earnings from bank certificates of deposit ("CD's"). The interest rate on the hypothetical CD will be based upon average CD rates for a stated period as reported in the Federal Reserve Bulletin. The illustrated annual rate of inflation will be the core inflation rate as measured by the Consumer Price Index for the 12-month period ended as of the most recent month prior to the advertisement's publication. The illustrated income tax rate may include any federal income tax rate that may apply to individuals at the time the advertisement is published. Any such advertisement will indicate that, unlike bank CD's, an investment in the Fund is not insured nor is there any guarantee that the Fund's net asset value or any stated rate of return will remain constant.

An example of a typical calculation included in such advertisements is as follows: the after-tax and inflation-adjusted earnings on a bank CD, assuming a $10,000 investment in a six-month bank CD with an annual interest rate of 6.65% (monthly average six-month CD rate for the month of October, 2000, as reported in the Federal Reserve Bulletin) and an inflation rate of 3.4% (rate of inflation for the 12-month period ended October 31, 2000 as measured by the Consumer Price Index) and an income tax bracket of 28% would be $(116).
            ($10,000 x 6.65%) / 2 = $333 Interest for six-month period
                                   - 47 Federal income taxes (28%)
                                   -170 Inflation's impact on invested principal
                                        $(10,000 x 3.4%) / 2
                                ($116) After-tax, inflation-adjusted earnings

A Fund may also include in its advertisements an illustration of tax-deferred accumulation versus currently taxable accumulation in conjunction with the Fund's use as a funding vehicle for 403(b) plans, IRAs or other retirement plans. The illustration set forth below assumes a monthly investment of $200, an annual return of 8% compounded monthly, and a 28% tax bracket.

The information is for illustrative purposes only and is not meant to represent the performance of any of the Principal Mutual Funds. An investment in the Principal Mutual Funds is not guaranteed; values and returns generally vary with changes in market conditions.

                         Tax-deferred vs. taxable savings plan

                          _______________________________________  - $300,059

                          ---------------------------------------

                          _______________________________________  --- $192,844

                          ---------------------------------------

                          ---------------------------------------

                          ---------------------------------------

                          ---------------------------------------
                   Years:  5    10    15    20    25    30

                      -    With a tax-deferred savings plan
                      ---    Without a tax-deferred savings plan


TAX TREATMENT OF FUNDS, DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, each Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which a Fund qualifies, it is exempt from federal income tax upon the amount distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds which fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. Each Fund intends to comply with the Act's requirements and to avoid this excise tax.

Dividends from net investment income will be eligible for a 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Funds from domestic corporations for the taxable year. All taxable dividends and capital gains are taxable in the year in which distributed, whether received in cash or reinvested in additional shares. Dividends declared with a record date in December and paid in January are deemed to be distributed to shareholders in December. Each Fund informs its shareholders of the amount and nature of their taxable income dividends and capital gain distributions. Dividends from a Fund's net income and distributions of capital gains, if any, may also be subject to state and local taxation.

The Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

Special Tax Considerations

     Futures Contracts and Options

     As previously discussed, some of the Principal Mutual Funds invest in futures contracts or options thereon, index options or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gain or loss on such positions are not realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

GENERAL INFORMATION AND HISTORY

The Funds were incorporated in Maryland on the following dates:

         Partners LargeCap Blend Fund            October 12, 2000
         Partners LargeCap Value Fund            October 12, 2000
         Partners SmallCap Growth Fund           October 16, 2000


The statements of net assets of the Partners LargeCap Blend, Partners LargeCap Value and Partners SmallCap Growth Funds as of December 21, 2000 and the report of Ernst & Young LLP thereon are provided herein following the Appendix.


APPENDIX A

Description of Bond Ratings:

Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.       Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating "C" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:    A satisfactory capacity to pay principal and interest.

SP-3:    A speculative capacity to pay principal and interest.

0012-0127231









                            Statements of Net Assets

                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                 Principal Partners SmallCap Growth Fund, Inc.

                               December 21, 2000
                      with Report of Independent Auditors

                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.

                            Statements of Net Assets


                                December 21, 2000




                                    Contents

Report of Independent Auditors...........................................1
Statements of Net Assets.................................................2
Notes to Statements of Net Assets........................................3

0012-0127231
1
                         Report of Independent Auditors


The Board of Directors and Shareholder
Principal Partners LargeCap Blend Fund, Inc.
Principal Partners LargeCap Value Fund, Inc.
Principal Partners SmallCap Growth Fund, Inc.

We have audited the accompanying statements  of net assets of Principal
Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. and Principal Partners SmallCap Growth Fund, Inc. as of December 21, 2000. These statements of net assets are the responsibility of the Funds' management. Our responsibility is to express an opinion on these statements of net assets based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets. Our procedures included confirmation of cash held as of December 21, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audits of the statements of net assets provide a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. and Principal Partners SmallCap Growth Fund, Inc. at December 21, 2000, in conformity with accounting principles generally accepted in the United States.


Des Moines, Iowa
December 21, 2000

                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.

                            Statements of Net Assets

                                December 21, 2000


                                                               Principal        Principal        Principal
                                                               Partners         Partners         Partners
                                                               LargeCap      LargeCap Value      SmallCap
                                                                 Blend         Fund, Inc.      Growth Fund,
                                                              Fund, Inc.                           Inc.
                                                             --------------------------------------------------

Assets - cash in bank                                           $5,000,000        $5,000,000      $5,000,000
                                                             ==================================================

Net Assets Applicable to Outstanding Shares                     $5,000,000        $5,000,000      $5,000,000
                                                             ==================================================

Net Assets Consist of:
Capital stock                                                     $  5,000          $  5,000        $  5,000
Additional paid-in capital                                       4,995,000         4,995,000       4,995,000
                                                             --------------------------------------------------
Total net assets                                                $5,000,000        $5,000,000      $5,000,000
                                                             ==================================================

Capital Stock (par value $.01 a share):
Shares authorized                                               75,000,000        75,000,000      75,000,000

Net Asset Value Per Share:
Class A:
   Net assets                                                   $3,000,000        $3,000,000      $3,000,000
   Shares issued and outstanding                                   300,000           300,000         300,000
   Net asset value per share                                        $10.00            $10.00          $10.00
   Maximum offering price per share (a)                             $10.50            $10.50          $10.50
Class B:
   Net assets                                                   $1,000,000        $1,000,000      $1,000,000
   Shares issued and outstanding                                   100,000           100,000         100,000
   Net asset value per share (b)                                    $10.00            $10.00          $10.00
Class C:
   Net assets                                                   $1,000,000        $1,000,000      $1,000,000
   Shares issued and outstanding                                   100,000           100,000         100,000
   Net asset value per share (b)                                    $10.00            $10.00          $10.00


(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See accompanying notes.

                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.

                        Notes to Statements of Net Assets

                                December 21, 2000


3
0012-0127231
11. Organization

Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. and Principal Partners SmallCap Growth Fund, Inc. (the "Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. On December 21, 2000, the initial purchase of 300,000 shares of Class A Capital Stock and 100,000 shares each of Class B and Class C Capital Stock of each of the Funds were made by Principal Life Insurance Company, which is an affiliate of Princor Financial Services Corporation and Principal Management Corporation.

All organizational expenses have been paid by Principal Management Corporation. Certain officers and directors of the Funds are also officers of Principal Life Insurance Company, Princor Financial Services Corporation and Principal Management Corporation.

2. Operations

The  Funds  have  agreed  to pay  investment  advisory  and  management  fees to
Principal Management Corporation (the "Manager") computed at an annual percentage rate of the Fund's average daily net assets. The annual rate used in this calculation for the Funds is as follows:
                                                                    Overall Fee


Principal Partners LargeCap Blend Fund, Inc.                        .75%
Principal Partners LargeCap Value Fund, Inc.                        .75%
Principal Partners SmallCap Growth Fund, Inc.                       .90%

The Manager has subcontracted the investment advisory services of the Principal Partners LargeCap Blend Fund, Inc. to Federated Investment Management Company, the Principal Partners LargeCap Value Fund, Inc. to Alliance Capital Management L.P. through its Bernstein Investment Research and Management unit and the Principal Partners SmallCap Growth Fund, Inc. to Berger LLC for a monthly fee approximating the actual cost of providing the services.

                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.

                  Notes to Statements of Net Assets (continued)


4
0012-0127231
12. Operations (continued)

The Funds bear distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                                         Class A     Class B      Class C
                                                                       ------------ ----------- ------------

   Principal Partners LargeCap Blend Fund, Inc.                          .25%         1.00%       1.00%
   Principal Partners LargeCap Value Fund, Inc.                          .25          1.00%       1.00%
   Principal Partners SmallCap Growth Fund, Inc.                         .25          1.00%       1.00%

The Funds reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

The Funds intend to qualify as "regulated investment companies" under the Internal Revenue Code and intend to distribute each year substantially all of their net investment income and realized capital gains to their shareholders.

3. Capital Stock

Each of the Funds has authorized 75,000,000 shares and has allocated 25,000,000 shares each for issuance of Class A, Class B and Class C shares.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC for redemptions within one year of purchase. Class B shares and Class C shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Funds' respective Board of Directors. In addition, the Board of Directors of each fund will declare separate dividends on each class of shares.